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                                                                   EXHIBIT 10.19


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT dated as of December 6, 1996 executed and delivered by ZYNAXIS, INC., a corporation organized under the laws of Pennsylvania, with its principal place of business and chief executive office located at 371 Phoenixville Pike, Malvern, Chester County, Pennsylvania (the "Debtor"), in favor of CYTRX CORPORATION, with an office located at 154 Technology Parkway, Norcross, Georgia 30092 (the "Secured Party").

         WHEREAS, the Debtor is indebted to the Secured Party and desires to secure such indebtedness by granting to the Secured Party a security interest in certain of the Debtor's assets;

         NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Debtor, the Debtor hereby agrees with the Secured Party as follows:

         SECTION 1. GRANT OF SECURITY. To secure the prompt and complete payment, observance and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, the Debtor hereby collaterally assigns and pledges to the Secured Party, and grants to the Secured Party a security interest in, the Collateral.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants to the Secured Party as follows:

         (a) Name; Taxpayer ID Number. The correct corporate name of the Debtor is set forth in the first paragraph of this Agreement, and the Debtor does not conduct and, during the five-year period immediately preceding the date of this Agreement, has not conducted, business under any trade name or other fictitious name other than those set forth in Schedule 2.(a) attached hereto. The taxpayer identification number of the Debtor is 23-2562913.

         (b) Organization; Power; Qualification. The Debtor is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and has the corporate power and authority to carry on its business as now conducted and to own, lease and operate its material Assets. The Debtor is duly qualified or licensed to transact business as a foreign corporation in good standing in the States of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Debtor.
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         (c)     Authorization.  The Debtor has the right and power, and has taken all necessary action to authorize it to execute, deliver and perform this Agreement in accordance with its terms. This Agreement, the Financing Statements and the instruments, agreements and other documents to which the Debtor is a party and which evidence or relate in any way to the Obligations have been executed and delivered by the authorized officers of the Debtor and each is a legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms.

         (d) Compliance of Agreement with Laws, etc. Subject to execution of that certain Preferred Stock and Warrant Agreement by and among the Debtor, the Secured Party, Vaxcel, Inc., and the holders of the outstanding shares of the Debtor's Series A Convertible Preferred Stock, the execution, delivery and performance of this Agreement by the Debtor in accordance with its terms, including the granting of the Security Interest, do not and will not, by the passage of time, the giving of notice or otherwise (i) conflict with, result in a breach of or constitute a default under any indenture, instrument or other agreement to which the Debtor is a party or by which it or any of its properties may be bound or (ii) result in, or require the creation or imposition of, any Lien upon or with respect to any property in which the Debtor now or may hereafter have rights.

         (e) Liens. None of the Collateral is, as of the date hereof, subject to any Lien, except Permitted Liens set forth in Schedule 2.(e). No financing statement under the Uniform Commercial Code of any jurisdiction which names the Debtor as debtor or covers any of the Collateral, or any other notice filed in the public records indicating the existence of a Lien thereon, has been filed and is still effective in any jurisdiction, and the Debtor has not signed any such financing statement or notice or any security agreement authorizing any Person to file any such financing statement or notice.

         (f) Chief Executive Office. The chief executive office and principal place of business of the Debtor are located at the address set forth in the first paragraph of this Agreement, and have been located there for the five-year period immediately preceding the date hereof. Except as listed in
Schedule 2.(f), during such five-year period the Debtor has not changed its name, identity or corporate structure in any way.

         (g) Places of Business. The addresses (including the applicable counties) of all of the places of business of the Debtor are set forth in
Schedule 2.(g) attached hereto.

         (h) Collateral. All Equipment of the Debtor is located on or at one or more of the places set forth in Schedule 2.(h) hereof.

         (i) Security Interest. It is the intent of the Debtor that this Agreement create a valid and perfected first-priority security interest in the Collateral, securing the payment of the Obligations, except with respect to the Collateral subject to the Permitted Liens set forth in Schedule 2.(e), with respect to which Collateral the Debtor and the Secured Party hereby agree and acknowledge that this Agreement shall create a valid and perfected second-priority security interest therein.





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         SECTION 3.  CONTINUED PRIORITY OF SECURITY INTEREST.

         (a) The Security Interest shall at all times be valid, perfected and of first priority, except as set forth in Section 2.(i) hereof, and enforceable against the Debtor and all other Persons, in accordance with the terms of this Agreement, as security for the Obligations. The Debtor shall, at its sole cost and expense, take all action that may be necessary or desirable, or that the Secured Party may request, so as at all times to maintain the validity, perfection, enforceability and priority of the Security Interest in the Collateral in conformity with the immediately preceding sentence, or to enable the Secured Party to exercise or enforce its rights hereunder, including, but not limited to, executing and delivering financing statements, pledges, designations, hypothecations, notices and assignments, in each case in form and substance satisfactory to the Secured Party, relating to the creation, validity, perfection, priority or continuation of the Security Interest under the Uniform Commercial Code or other Applicable Law.

         (b) The Secured Party is hereby authorized to execute and file in all necessary and appropriate jurisdictions (as determined by the Secured Party) one or more financing statements (or any other document or instrument referred to in this Section) in the name of the Debtor and to sign the Debtor's name thereto. The Debtor authorizes the Secured Party to file any such financing statement, document or instrument without the signature of the Debtor to the extent permitted by Applicable Law. Further, to the extent permitted by Applicable Law, a carbon, photographic, xerographic or other reproduction of this Agreement or of any Financing Statement is sufficient as a financing statement.

         SECTION 4.  COVENANTS REGARDING COLLATERAL GENERALLY.

         (a) Delivery of Instruments. In the event any of the Collateral becomes evidenced by an instrument, the Debtor will immediately thereafter deliver such instrument to the Secured Party, appropriately endorsed to the Secured Party.

         (b) Defense of Title. The Debtor shall at all times be the sole owner of each and every item of Collateral and shall defend its title in and to, and the Secured Party's Security Interest in, the Collateral against the claims and demands of all Persons.

         (c) Maintenance of Collateral. The Debtor shall maintain all physical property that constitutes Collateral in good and workable condition, with reasonable allowance for wear and tear, and shall exercise proper custody over all such property.

         (d) Insurance. The Debtor shall at all times maintain insurance on the Collateral against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards and risks as the Secured Party shall specify, in amounts (which shall not be less than the aggregate amount of the Obligations) and under policies issued by insurers acceptable to the Secured Party. All premiums on such insurance shall be paid by the Debtor and certified copies of the policies, or other evidence of insurance acceptable to





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the Secured Party, shall be delivered to the Secured Party promptly upon the
Secured Party's request. The Debtor will not use or permit the Collateral to be used unlawfully or outside of any insurance coverage. All insurance policies required under this Section shall contain loss payable clauses on New York standard loss payee forms or other forms satisfactory to the Secured Party, naming the Secured Party as loss payee, and providing that no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy and such policies and loss payable clauses may not be canceled, amended or terminated with respect to the Secured Party unless at least thirty days' prior written notice is given to the Secured Party.

         (e) Location of Office. The Debtor's chief executive office, principal place of business will continue to be kept at the address set forth in the first paragraph of this Agreement and the Debtor will not change the location of such office and place of business or such books and records without giving the Secured Party at least thirty days' prior written notice thereof.

         (f) Location of Collateral. All Equipment and all other tangible Collateral will at all times be kept by the Debtor at the locations set forth in Schedule 2.(f), and shall not, without the prior written consent of the Secured Party, be removed therefrom except in connection with sales thereof made in the ordinary course of business or pursuant to the Liquidation Agreement.

         (g) Inspection. The Secured Party (by any of its officers, employees or agents) shall have the right, at any time or times during normal business hours: (i) to inspect the Collateral, all files relating thereto and the premises upon which any of the Collateral is located, (ii) to discuss the Debtor's affairs and finances with any Person, to verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral and (iii) to review, audit and make extracts from all records and files related to any of the Collateral.

         (h) Other Information. The Debtor shall furnish to the Secured Party such other information with respect to the Collateral as the Secured Party may reasonably request from time to time.

         (i) Payments Directly to Secured Party. The Secured Party may at any time and from time to time after the occurrence of an Event of Default notify, or request the Debtor to notify, in writing or otherwise, any account debtor or other obligor with respect to any one or more of the Receivables to make payment to the Secured Party or any agent or designee of the Secured Party directly, at such address as may be specified by the Secured Party. If, notwithstanding the giving of any notice, any account debtor or other such obligor shall make payment to the Debtor, the Debtor shall hold all such payments it receives in trust for the Secured Party, without commingling the same with other funds or property of or held by the Debtor, and shall promptly deliver the same to the Secured Party or any such agent or designee immediately upon receipt by the Debtor in the identical form received, together with any necessary endorsements.





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         (j)     Proceeds of Collateral.  The Debtor shall account fully and faithfully for proceeds in whatever form received in disposition in any manner of any of the Collateral. To the extent practicable, the Debtor shall at all times keep accurate and complete records of the Collateral and proceeds thereof.

         SECTION 5. DEBTOR'S NAME. So long as any of the Obligations remain unpaid or unperformed, the Debtor shall not, without giving the Secured Party at least sixty days' prior written notice, (i) change its name, identity or structure or (ii) conduct business under any trade name or other fictitious name other than those set forth in Schedule 2.(a).

         SECTION 6. THE SECURED PARTY APPOINTED ATTORNEY-IN-FACT. The Debtor hereby irrevocably appoints the Secured Party the Debtor's attorney-in-fact, effective after the occurrence of an Event of Default and for so long thereafter as there are unsatisfied Obligations, with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument or document which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement and to exercise any rights and remedies the Secured Party may have under this Agreement or Applicable Law, including, without limitation: (i) to obtain and adjust insurance required to be maintained pursuant to Section 4.(d) hereof; (ii) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, including any Receivable; (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or (ii) above; (iv) to sell or assign any Receivable upon such terms, for such amount and at such time or times as the Secured Party deems advisable, to settle, adjust, compromise, extend or renew any Receivable or to discharge and release any Receivable; (v) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral; and (vi) to execute any document or instrument referred to in Section 3. The power-of-attorney granted hereby shall be irrevocable and coupled with an interest.

         SECTION 7. THE SECURED PARTY MAY PERFORM. If the Debtor fails to perform any agreement contained herein, the Secured Party may, without notice to the Debtor, itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor under Section 11. hereof.

         SECTION 8. REMEDIES. The Secured Party may take any or all of the following actions upon the occurrence of an Event of Default hereunder.

         (a) Acceleration. Upon the occurrence of an Event of Default specified in clauses (f) or (g) of the definition thereof, all of the Obligations shall become automatically due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, notwithstanding anything in this Agreement or any other





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agreement evidencing any Obligations to the contrary.  If any other Event of
Default shall have occurred and be continuing, the Secured Party may declare all of the Obligations to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or any other agreement evidencing any Obligations to the contrary notwithstanding.

         (b)     Equipment.

                 (i) Entry. The Secured Party may enter upon any premises on which Equipment may be located and, without resistance or interference by the Debtor, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Secured Party shall choose, without being liable to the Debtor on account of any loss, damage or depreciation that may occur as a result thereof, other than for actions that were not taken in good faith.

                 (ii) Assembly. The Debtor shall, upon request of and without charge to the Secured Party, assemble the Equipment and maintain or deliver it into the possession of the Secured Party or any agent or representative of the Secured Party at such place or places as the Secured Party may designate and as are reasonably convenient to both the Secured Party and the Debtor.

         (c) Use of Premises. The Secured Party may without notice, demand or other process, and without payment of any rent or any other charge enter any of the Debtor's premises and, without breach of the peace, until the Secured Party completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Debtor's equipment, for the purpose of (A) completing any work in process, preparing any Equipment for disposition and disposing thereof and (B) collecting any Receivable.

         (d) Rights as a Secured Creditor. The Secured Party may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and under any other Applicable Law, including, without limitation, the right, without notice except as specified below and with or without taking possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale at any location chosen by the Secured Party, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by Applicable Law, at least ten days' prior notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may





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adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (e) Waiver of Marshaling. The Debtor hereby waives any right to require any marshaling of assets and any similar right.

         (f) Appointment of Receiver. The Secured Party shall be entitled to the appointment of a receiver, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the Collateral and/or the business operations of the Debtor and to exercise such power as the court shall confer upon such receiver.

         SECTION 9. APPLICATION OF PROCEEDS. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an Event of Default shall be applied or paid over as follows:

         (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees if the Secured Party endeavored to collect the Obligations by or through an attorney at law;

         (b) Second: to the payment of the interest due upon any of the Obligations, in any order which the Secured Party may elect;

         (c) Third: to the payment of the principal due upon any of the Obligations in any order which the Secured Party may elect; and

         (d) Fourth: the balance (if any) of such proceeds shall be paid to the Debtor or to whomsoever may be legally entitled thereto.

The Debtor shall remain liable and shall pay, on demand, any deficiency remaining in respect of the Obligations, together with interest thereon at a rate per annum equal to the highest rate then payable hereunder on such Obligations, which interest shall constitute part of the Obligations.

         SECTION 10. RIGHTS CUMULATIVE. The rights and remedies of the Secured Party under this Agreement and each other document or instrument evidencing or securing the Obligations shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising its rights and remedies the Secured Party may be selective and no failure or delay by the Secured Party in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.





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         SECTION 11.  EXPENSES.  Upon the occurrence of an Event of Default, the
Debtor will pay, on demand, all out-of-pocket expenses incurred by the Secured Party in connection with: (a) the collection or enforcement of the Obligations including the reasonable fees and disbursements of counsel to the Secured
Party, if such collection or enforcement is done through or by an attorney, and
(b) the exercise by the Secured Party of any right or remedy granted to it under this Agreement, including, without limitation, the expenses incurred by the Secured Party in connection with the collection of Receivables directly from account debtors.

         SECTION 12. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 13. NOTICES. Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, whether by first-class United States Post or by any commercial express mail carrier (including Federal Express and U.P.S.), telecopied or delivered, if to the Debtor: at its address at 371 Phoenixville Pike, Malvern, Pennsylvania 19355, Attn: Martyn Greenacre, telephone number: (610) 889-2200, telecopy number: (610) 889-2222, with a copy to Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, Pennsylvania 19103-6993, Attn: David King, telephone number: (215) 963-5000, telecopy number: (215) 963-5299; if to the Secured Party, at its address at 154 Technology Parkway, Norcross, Georgia 30092, Attn: Jack J. Luchese, telephone number: (770) 368-9500, telecopy number: (770) 448-3357, with a copy to Alston & Bird, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424, Attn: George M. Maxwell, Jr., telephone number: (404) 881-7000, telecopy number: (404) 881-7777; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications to the Debtor shall be effective (i) if mailed, when received or three days after mailing, whichever is earlier; (ii) if telecopied, when transmitted; or
(iii) if hand delivered, when delivered. All such notices or communications to the Secured Party shall be effective when actually received.

         SECTION 14. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Obligations,
(ii) be binding upon the Debtor, its successors and assigns and (iii) inure to the benefit of the Secured Party, and its successors and assigns. The Debtor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefore.

         SECTION 15. APPLICABLE LAW; SEVERABILITY. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if





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any provision of this Agreement shall be prohibited by or invalid under
Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         SECTION 16. WAIVER. THE DEBTOR WAIVES (i) ANY NOTICE PRIOR TO THE TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY POSTING OF ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE SECURED PARTY TO EXERCISE ANY OF SECURED PARTY'S REMEDIES SET FORTH HEREIN, INCLUDING THE ISSUANCE OF AN IMMEDIATE WRIT OF POSSESSION AND (ii) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS.

         SECTION 17. INDEMNIFICATION. The Debtor agrees to indemnify and hold the Secured Party harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever, including reasonable attorneys' fees and expenses, brought against or incurred by the Secured Party, in any manner arising out of or, directly or indirectly, related to or connected with any action taken by the Secured Party pursuant to the terms of this Agreement; provided, however, that the indemnity set forth in this Section shall not apply to the extent that the claim, loss, damage, action, cause of action, liability, cost, expense or suit arises primarily and directly from the gross negligence or willful misconduct of the Secured Party.

         SECTION 18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

         SECTION 19.  DEFINITIONS.  (a) For the purposes of this Agreement:

         "Agreement" means this Security Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

         "Applicable Law" means all applicable provisions of constitutions, statutes, laws, rules, regulations and orders of all governmental bodies and all orders, rulings and decrees of all courts and arbitrators.

         "Assets" of a Person means all of the assets, properties, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person's business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Subsidiary of such Person and wherever located.

         "Capitalized Lease Obligation" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in





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accordance with GAAP, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

         "Collateral" means all of the Debtor's right, title and interest in and to each of the following, wherever located and whether now or hereafter existing, or now owned or hereafter acquired or arising:

         (a)     all Receivables;

         (b)     all Equipment;

         (c) all rights of the Debtor as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to any other properties of the Debtor;

         (d) all general intangibles of the Debtor including, but not limited to, all contract rights of the Debtor and all trademarks, trade names, patents, copyrights and any and all other intellectual property of the Debtor, but not including the intangibles described on Schedule 19.(a);

         (e) all documents of title, policies and certificates of insurance, chattel paper and instruments of the Debtor;

         (f) all books, records, files and correspondence in any way related to any of the foregoing or otherwise pertaining to the business operations of the Debtor;

         (g) any and all balances, credits, deposits, accounts, items and monies of the Debtor now or hereafter with the Secured Party or any Subsidiary of the Secured Party or deposited with the Secured Party or any financial institution selected by the Secured Party pursuant to any lock box, deposit, escrow or other collection agreement or otherwise, and all property of the Debtor of every kind and description now or hereafter in the possession or control of the Secured Party for any reason; and

         (h) any and all products and proceeds of any of the foregoing (including, but not limited to, any claims to any items referred to in this definition, and any claims of the Debtor against third parties for loss of, damage to or destruction of, any or all of the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, instruments, general intangibles, accounts receivable, goods, documents and chattel paper.

         "Debtor" has the meaning set forth in the first paragraph hereof.

         "Default" means any of the events specified in the definition of Event of Default, whether or not there has been satisfied any requirement for giving of notice, lapse of time or the happening of any other condition.





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         "Equipment" means all equipment, machinery, apparatus, fittings, fixtures and other tangible personal property of every kind and description owned by the Debtor or in which the Debtor has an interest, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor; provided, however, that the term "Equipment" shall not be deemed to include items leased by the Debtor as lessee.

         "Event of Default" means any of the following events, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

         (a) failure of the Debtor to pay any principal, interest or other amount with respect to any of the Obligations when due;

         (b) the failure of the Debtor to comply with any of the terms and provisions of this Agreement or any of the documents or instruments evidencing any of the Obligations;

         (c) any written representation or warranty made at any time by the Debtor to the Secured Party shall prove to have been incorrect or misleading in any material respect when made;

         (d) a default, event of default, or event which with the giving of notice or the passage of time or both would constitute a default or event of default, shall have occurred under any other document, instrument, contract or agreement now or hereafter entered into by the Debtor and Secured Party or executed by the Debtor in favor of the Secured Party, or the Debtor shall in any way fail to comply with the terms, covenants or conditions contained in any such document, instrument, contract or agreement;

         (e) a default, event of default, or event which with the giving of notice or the passage of time or both would constitute a default or event of default, shall have occurred under any document, instrument, contract or agreement (i) evidencing or securing indebtedness of the Debtor for borrowed money or (ii) material to the financial condition of the Debtor; provided, however, that the Debtor's delinquency in its rent payments under that certain Agreement of Lease dated August 30, 1988 between Rouse & Associates and Zynaxis Cell Science, as amended, shall not constitute an Event of Default if Debtor complies with the covenant in Section 8.10 of the Agreement and Plan of Merger and Contribution dated the date hereof to which the Debtor and the Secured Party are parties.

         (f) the Debtor shall (i) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) be unable to, or admit in writing its inability to, pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; or (vii) make a conveyance fraudulent as to creditors under any state or federal law; or

         (g) a case or other proceeding shall be commenced against the Debtor in any court of competent jurisdiction seeking (i) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or
(ii) the appointment of a trustee, receiver, custodian, liquidator or the like for the Debtor of all or any substantial part of the assets, domestic or foreign, of the Debtor.

         "Financing Statements" means any and all financing statements executed and delivered by or on behalf of the Debtor in connection with the perfection of the Security Interest, together with any amendments thereto and any continuations thereof.

         "GAAP" means generally accepted accounting principles as set forth in statements from Auditing Standards No. 69 entitled "The Meaning of 'Present Fairly in Conformance with Generally Accepted Accounting Principles in the Independent Auditors Reports'" issued by the Auditing Standards Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances. Unless otherwise agreed, references to GAAP herein shall be to GAAP as in effect on the date hereof.

         "Guaranty", "Guaranteed" or to "Guarantee" as applied to any obligation means and includes:

         (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or

         (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by:

                 (i)      the purchase of securities or obligations,

                 (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss,

                 (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation,

                 (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or

                 (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation.

         "Indebtedness" as applied to a Person means, without duplication, (a) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined including, without limitation, all Capitalized Lease Obligations of such Person and all reimbursement obligations of such Person under letters of credit and acceptances issued for its account, and (b) all obligations of other Persons which such Person has Guaranteed.

         "Lien" as applied to the property of any Person means: () any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, lien, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom; () any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and () the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction.

         "Liquidation Agreement" means that certain letter agreement dated the date hereof by and between the Debtor and the Secured Party regarding the sale of Assets and the settlement of liabilities of Debtor.

         "Material Adverse Effect" on a Person means an event, change or occurrence which, individually or together with any other event, change or occurrence, has a material adverse impact on (i) the financial position, business, or results of operations of such Person and its Subsidiaries, taken as a whole, or (ii) the ability of such Person to perform its obligations under this Agreement or to consummate the Contribution or the other transactions contemplated by this Agreement, provided that "Material Adverse Effect" shall not be deemed to include the impact of (a) changes in laws of general applicability or interpretations thereof by courts or governmental authorities,
(b) changes in generally
accepted accounting principles or regulatory accounting principles, and (c) actions and omissions of a Person (or any of its Subsidiaries) taken with the prior informed written consent of the other Person in contemplation of the transactions contemplated hereby.

         "Note" means that certain Senior Secured Note dated the date hereof in a principal amount equal to $2,000,000 and executed by the Debtor in favor of the Secured Party.

         "Obligations" means, individually and collectively: (a) all obligations and indebtedness owing by the Debtor to the Secured Party and all future advances made to the Debtor by the Secured Party, however and whenever created, arising or evidenced, whether direct or indirect, through assignment from third parties, whether absolute or contingent, or otherwise, now or hereafter existing, or due or to become due, including, without limitation, obligations under all guaranties, letters of credit and overdrafts; and (b) all renewals, modifications, extensions and supplements to any of the foregoing, including, but not limited to, any and all Obligations arising under and with respect to the Note and the Liquidation Agreement.

         "Permitted Liens" means: (a) Liens securing taxes, assessments and other governmental charges or levies not yet due and payable or the claims of, or obligations owing to, materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business but not yet due and payable; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workmen's compensation, unemployment insurance or similar legislation; (c) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which in the sole judgment of the Secured Party do not materially detract from the value of such property or impair the use thereof in the business of the Debtor; (d) Liens in favor of the Secured Party; and (e) Liens identified in Schedule 2.(E) hereto.

         "Person" means an individual, corporation, partnership, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Receivables" means all accounts and any and all rights to the payment of money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as accounts, chattel paper, general intangibles, or otherwise) for goods sold or leased or for services rendered including, but not limited to, accounts receivable, proceeds of any letters of credit naming the Debtor as beneficiary, chattel paper, tax refunds, insurance proceeds, contract rights, notes, drafts, instruments, documents, acceptances, and all other debts, obligations and liabilities in whatever form from any Person.

         "Secured Party" has the meaning set forth in the first paragraph hereof.

         "Security Interest" means the Lien of the Secured Party upon, and the collateral assignments to the Secured Party of, the Collateral effected hereby or pursuant to the terms hereof.

         "Subsidiaries" shall mean all those corporations, associations, or other business entities of which the entity in question either (i) owns or controls 50% or more of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which 50% or more of the outstanding equity securities is owned directly or indirectly by its parent (provided, there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity), (ii) in the case of partnerships, serves as a general partner, (iii) in the case of a limited liability company, serves as a managing member, or (iv) otherwise has the ability to elect a majority of the directors, trustees or managing members thereof.

         "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of Georgia, as the same may be amended from time to time.

         (b) Unless otherwise set forth herein to the contrary, all terms not otherwise defined herein and which are defined in the Uniform Commercial Code are used herein with the meanings ascribed to them in the Uniform Commercial Code.

ZYNAXIS, INC.
DISCLOSURE SCHEDULE
TO THE SECURITY AGREEMENT BY AND BETWEEN ZYNAXIS, INC., AND CYTRX
CORPORATION DATED NOVEMBER 25, 1996


GENERAL TERMS:

1. Any terms used in this schedule but not defined herein shall have the same meanings ascribed thereto in the Security Agreement executed the date hereof, by and between Zynaxis, Inc., a Pennsylvania corporation (the "Company" or "Zynaxis"), and CytRx Corporation, a Delaware corporation.

2. Any disclosures contained in this schedule which refer to a document are qualified in their entirety by reference to the text of such document.

3. No disclosure of any matter contained in this schedule shall create an implication that such matter meets any standard of materiality.

4. The headings contained in this schedule are for reference only and shall not affect in any way the meaning or interpretation of this schedule.

Zynaxis, Inc.
Disclosure Schedule
to the Security Agreement by and between Zynaxis, Inc., and CytRx
Corporation dated November 25, 1996

Section 2(a) and (f): Name, Taxpayer ID number, Chief Executive Office

Zynaxis has the following subsidiaries:

        Zynaxis Holdings, Ltd.          A Delaware corporation and a
                                        wholly-owned subsidiary of Zynaxis

        Zynaxis Vaccine                 A Pennsylvania corporation and a
        Technologies, Inc.              wholly-owned subsidiary of Zynaxis.
                                        Zynaxis holds all 100 shares of Common
                                        stock of this entity

Zynaxis has filed with the Commonwealth of Pennsylvania a fictitious name registration for its Process Chemistry operations. The Company markets and operates these activities as Cauldron Process Chemistry.

Zynaxis has no other subsidiaries and no stock or other equity or ownership interest, whether controlling or not in any corporation, association, partnership, joint venture, or other entity.

Prior to January 1994, the Company had two additional subsidiaries:

Zynaxis Technologies, Ltd.      A Delaware corporation and a wholly-owned
                                subsidiary of Zynaxis

Zynaxis Cell Science, Inc.      A Pennsylvania corporation and a wholly-
                                owned subsidiary of Zynaxis

On December 31, 1993, these subsidiaries were merged into Zynaxis, Inc.

Zynaxis, Inc.
Disclosure Schedule
to the Security Agreement by and between Zynaxis, Inc., and CytRx
Corporation dated November 25, 1996


SECTION 2(E); LIENS

The Company possesses certain assets which are under capital or operating leases. The following table summarized the leased assets, the lease term and payment information:

---------------------------------------------------------------------------------------------------------------------
                                                Annual
                                                Expenses,
                                                Lease
Fixed Cost or                                   payment
Lease                   Commitment              or other        Lease/Commitment
Commitment                  To:                 payment         Expiration Date                 Comments
---------------------------------------------------------------------------------------------------------------------
Autoclave               Colonial Pacific        $ 7,600         5 year lease expiring
                        Leasing Corp.                           10/1/99
---------------------------------------------------------------------------------------------------------------------
Nitrogen Generator      Colonial Pacific        $ 3,200         5 year lease expiring           To be shared by
                        Leasing Corp.                           7/1/2000                        Cauldron & Zynaxis
---------------------------------------------------------------------------------------------------------------------
Plate Reader & UV-      Colonial Pacific        $ 8,020         5 year lease expiring           UV-VIS to be shared
    VIS system          Leasing Corp.                           6/30/2001                       by Cauldron & Zynaxis
---------------------------------------------------------------------------------------------------------------------
Office Photo-Copier     Lenier                  $ 8,400         4 year lease expires            operating lease
                        Worldwide                               7/31/99
---------------------------------------------------------------------------------------------------------------------
Various equipment       Comdisco                $10,380         Final operating lease
      leases                                                    expires March 1997
---------------------------------------------------------------------------------------------------------------------

On September 24, 1996, the Company executed an exclusive License Agreement with purchase option to sell its Zyn-linker technology. This agreement was with Phanos Technologies Inc. Pursuant to the terms of the Agreement, the Company is to receive option fees and exclusive license fees aggregating up to $725,000. To date, the Company has received a non-refundable option fee of $5,000, and $195,000 Exclusive license fee.

SECTION 2(G) AND (H): PLACE OF BUSINESS AND LOCATION OF EQUIPMENT

Zynaxis, Inc.
371 Phoenixville Pike
Malvern, PA 19356

                                 SCHEDULE 19(a)

                              Certain Intangibles

                                     None.